Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of inVentiv Health, Inc. (the “Company”) on Form 10-K for the annual period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Blane Walter, Chief Executive Officer of inVentiv, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and to the best of my knowledge and belief, that:

(1)  The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (16 U.S.C. 78m or 78o(d)); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of inVentiv.

/s/ Blane Walter
Blane Walter Chief Executive Officer

DATE: February 24, 2010

A signed original of this written statement required by Section 906 has been provided to inVentiv Health, Inc. and will be retained by inVentiv Health, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.